ANNUAL REPORT

Templeton China World Fund, Inc.

August 31, 1999


[FRANKLIN TEMPLETON LOGO]

PAGE


[FRANKLIN TEMPLETON SEAL]


[PHOTOOF J. MAKR MOBIUS APPEARS HERE]

J. MARK MOBIUS, Ph.D.
President
Templeton China World Fund, Inc.


Dr. Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.


PAGE

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON CHINA WORLD FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF "CHINA COMPANIES."
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report for Templeton China World Fund, which covers the 12-months ended August 31, 1999. We are also pleased to announce that the Fund posted a one-year cumulative total return of +82.81% in market-price terms, and +61.12% in net asset value terms, as shown in the Performance Summary on page 6.

Sparked by interest-rate reductions in a number of countries and steady improvement in Asia's economic conditions, many Asian stocks rallied throughout the year under review. Despite signs of recovery in the rest of Asia, economic conditions in mainland China deteriorated during this time, and while many Asian stock markets rose quickly at the end of 1998, the mainland Shenzhen and Shanghai "B" markets crumbled, reaching historical



CONTENTS

Shareholder Letter ..........         1

Performance Summary .........         6

Important Notice
to Shareholders .............         7

Year 2000 Readiness Update ..        10

Financial Highlights &
Statement of Investments ....        12

Financial Statements ........        16

Notes to Financial Statements        19

Independent Auditors' Report         22

Change in Independent
Auditor .....................        26


[PYRAMID GRAPHIC]



You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 13 of this report.


PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/99

[PIE CHART]

HONG KONG                     62.6%
CHINA                         20.6%
SINGAPORE                      4.2%
PHILIPPINES                    2.8%
TAIWAN                         2.0%
THAILAND                       1.3%
SHORT-TERM INVESTMENTS
& OTHER NET ASSETS             6.5%


lows by February 1999. This was due in part to China's maintaining the value of the renminbi against the U.S. dollar, which made Chinese products more expensive in relation to regional peers in both domestic and export markets. To stimulate the economy and ease the threat of unemployment, the Chinese government slowed the reform of state-owned enterprises (SOEs) by investing vast amounts of money in state infrastructure projects. In 1999, these measures began to affect China's stock markets, sending them up 42.11% for the period from February 28 through April 30 and 46.84% for the period from May 31 to June 30.(1) However, these advances were, in our opinion, artificial and for the most part we avoided the mainland markets, while increasing our investments in Hong Kong.

In Hong Kong, the Hang Seng Index advanced 90.36% during the reporting period, despite the lack of a price recovery in the property sector, which composes 19% of the index's total market capitalization. To help stimulate property prices, the government announced a number of changes to the city's mortgage laws. One of the changes raised the ceiling on the maximum allowable mortgage from 70% to 85% of the purchase price, making it easier to purchase flats. Another change removed the limit on mortgage lending as part of a bank's loan portfolio, theoretically making it easier to get the newly expanded mortgages. In our view, these changes did contribute to price stability in the property market, but real estate prices had not fully recovered as of the close of the reporting period. However, in our opinion, improving economic



1. Source: Morgan Stanley Capital International(R) China Free Index. Total Return is measured in U.S. dollar terms. Index is unmanaged and includes reinvested dividends.


2


PAGE
conditions throughout Asia enhanced Hong Kong's reputation as a regional financial and trade hub, and helped its economy.

During the fiscal year, we made a number of changes to the Fund's portfolio. At the end of August 1998, short-term investments and other net assets represented 25.9% of the Fund's total net assets. By the close of the reporting period, these investments represented 6.5% of the Fund's total net assets. The Fund's return to near-full investment did not alter its country exposure, with holdings in Hong Kong continuing to dominate the portfolio at 62.6%, followed by holdings in China and Singapore representing 20.6% and 4.2%, respectively, as of August 31, 1999.

In terms of the Fund's industry exposure, the only major shift resulted from a large increase in investments in the telecommunications sector. Telecommunications holdings accounted for only 0.2% of the portfolio in August 1998. However, at the close of the reporting period, they accounted for 12.7%, making the sector the third largest concentration of the portfolio's holdings. A second change in exposure was the divestment of all recreation/consumer goods holdings. These holdings had accounted for 4.7% of the portfolio a year earlier.

Looking forward, we are optimistic about the future of Templeton China World Fund. Hong Kong's employment and consumption figures have begun to edge upward; in our opinion, its reputation as one of the more developed markets in the region carries weight with international investors, and its economy could benefit if tourism and travel spending increase.


                                                                               3


PAGE



TOP 10 HOLDINGS
8/31/99




COMPANY                                                % OF TOTAL
INDUSTRY, COUNTRY*                                     NET ASSETS
---------------------------------------------------------------------
China Telecommunications Ltd.
Telecommunications, China                                10.5%

Dairy Farm International
Holdings Ltd.
Merchandising, Hong Kong                                  6.7%

Citic Pacific Ltd.
Multi-Industry, Hong Kong                                 6.3%

HSBC Holdings PLC
Banking, Hong Kong                                        6.2%

Cheung Kong Holdings Ltd.
Multi-Industry, Hong Kong                                 5.4%

Jardine Matheson
Holdings Ltd.
Multi-Industry, Hong Kong                                 4.9%

Hang Lung Development
Co. Ltd.
Real Estate, Hong Kong                                    4.6%

China Resources
Enterprises Ltd.
Multi-Industry, China                                     3.7%

Hong Kong & Shanghai
Hotels Ltd.
Leisure & Tourism, Hong Kong                              3.1%

Beijing Datang Power
Generation Co. Ltd., H
Multi-Industry, China                                     2.9%



*Hong Kong reverted to the sovereignty of China on July 1, 1997.


Although we have concerns about restrictive investment regulations, currency devaluation and the restructuring of SOEs in mainland China, we look forward to a day when investor rights are better protected, and the country, with its vast population and political clout, fulfills the overall potential we believe it has for investment opportunities.

Of course, investing in emerging market securities means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 1,413% in the last 15 years, but has suffered five quarterly declines of more than 20% during that time.(2) Investing in "China companies" is no exception and entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and these markets' relatively small size and lesser liquidity. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions


2. Source: Hang Seng Index. Based on quarterly percentage price change over 15 years ended June 30, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends.


4


PAGE
are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may give you a better understanding of our investment and management philosophy.

     We thank you for your participation in Templeton China World Fund, and welcome your comments and suggestions.


Sincerely,


/s/ J. MARK MOBIUS

J. Mark Mobius, Ph.D.
President
Templeton China World Fund, Inc.


                                                                               5


PAGE

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION

                                CHANGE         8/31/99      8/31/98
------------------------------------------------------------------
Net Asset Value                 +$3.53          $9.83       $6.30
Market Price (NYSE)             +$3.3125        $7.6250     $4.3125
                                DISTRIBUTIONS (9/1/98 - 8/31/99)
Dividend Income                 $0.2100
Long-Term Capital Gain          $0.0050
Short-Term Capital Gain         $0.0100
TOTAL                           $0.2250


PERFORMANCE

                                                             INCEPTION
                                    1-YEAR        5-YEAR      (9/9/93)
----------------------------------------------------------------------
Cumulative Total Return(1)
   Based on change in
   net asset value                  +61.12%     - 10.70%      - 5.18%
   Based on change in
   market price                     +82.81%     - 36.87%     - 30.84%
Average Annual Total Return(2)
   Based on change in
   net asset value                  +61.12%      - 2.24%      - 0.89%
   Based on change in
   market price                     +82.81%      - 8.78%      - 5.98%


Templeton China World Fund paid distributions derived from long-term capital gains of 0.5 cents ($0.0050) per share in October 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.


6


PAGE
IMPORTANT NOTICE TO SHAREHOLDERS

ADOPTION OF DEFINITIONS OF "EMERGING MARKET" AND "EMERGING MARKET COMPANY." On July 21, 1999, the Fund's Board of Directors adopted non-fundamental definitions of "emerging market" and "emerging market company" to reflect the dynamic nature of what constitutes an "emerging market" or an "emerging market company." The following definitions generally will be used in managing the Fund's portfolio:

"Emerging market" countries are (i) countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International(R) World Index.

"EMERGING MARKET COMPANIES" are (i) companies whose principal securities trading markets are in emerging market countries or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries or (iii) companies that have a significant portion of their assets in emerging market countries or (iv) companies that are linked to currencies of emerging market countries or (v) companies that are organized under the laws of or with principal offices in, emerging market countries.

YEAR 2000 ISSUE. Like all investment companies, the Fund's business operations depend on a worldwide network of computer systems that contain date fields. Many of the systems currently use a two digit date field to represent the date, and these systems must be changed or modified to


                                                                               7


PAGE
enable them to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by any of the parties who service the Fund or with which it does business are not Year 2000 ready. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's investment manager considers. The investment manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and there may be less public disclosure of these factors. The investment manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. The Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its investment manager may have no control.

If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings may have an impact on the Fund's performance.

Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already made most of the changes necessary to make the computer systems that service the Fund and its shareholders Year 2000 compliant and continues to seek reasonable assurances from all


8


PAGE
suppliers that they will be Year 2000 compliant on a timely basis. Resources is refining a contingency plan of procedures to follow (where feasible) in the event of the failure of any mission critical systems. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

REPURCHASE PROGRAM. On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund, from time to time, at the discretion of management may purchase up to an aggregate of 2 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on October 17, 1997) in open-market transactions. This authorization remains in effect.


                                                                               9


PAGE
FRANKLIN TEMPLETON
IS READY FOR YEAR 2000
Year 2000 Readiness Disclosure as of 9/30/99


WE ARE READY!

WE'VE DONE A LOT TO PREPARE!

The enormous scope of this project encompassed practically every computer-dependent record and process within the company. Naturally, our Y2K plan focused first on readying "mission-critical" systems -- those that are necessary for our core business functions. As of September 30, 1999, all our mission-critical systems that could affect our shareholders were certified as Y2K compliant.

Our business operations rely greatly on a complex, worldwide network of computer systems owned and managed by third parties. We continue to work with these outside companies and your Fund's transfer agent to determine their preparedness for Year 2000.

WE HAVE CONTINGENCY PLANS.

Our company recognizes that even our extensive testing cannot guarantee the absence of difficulties associated with the Y2K transition. Therefore, we are developing and integrating worldwide contingency plans.


10


PAGE
Franklin Templeton is confident it is well-positioned to meet the challenges of Y2K.

--------------------------------------------------------------------------------
These statements should be considered Year 2000 Readiness Disclosures, as such term is understood under the "Year 2000 Information and Readiness Disclosure Act." This information is not intended as a representation or warranty and does not create a legal obligation on the part of Franklin Resources, Inc. or its affiliates to the recipient.
--------------------------------------------------------------------------------


HOW DOES YEAR 2000 AFFECT OUR PORTFOLIO MANAGERS' INVESTMENT STRATEGIES?

All our portfolio managers recognize the importance of Year 2000 and its potential to impact the issuers and industries in which we invest, as well as the U.S. and world economy as a whole. As long-term investors, we seek to make and hold investments in companies we believe are well-managed, with good prospects for the future. In our experience, such companies are more likely to have sufficient Y2K programs in place.

Technological changes are ever-present in our industry, and we believe we have the experience and skills necessary to realize and to react to any challenges that may arise due to this transition. Once again, Franklin Templeton is ready for Year 2000, and we look forward to moving into the new millennium with you.

For additional information on Franklin Templeton's Y2K efforts, check our Web site at www.franklintempleton.com.


                                                                              11


PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                1999+        1998        1997        1996        1995
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................       $6.30      $17.32      $13.39      $12.07      $14.92
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .10         .30         .24         .27         .33
 Net realized and unrealized gains (losses)................        3.65      (10.37)       4.27        1.39       (1.91)
                                                               --------------------------------------------------------
Total from investment operations...........................        3.75      (10.07)       4.51        1.66       (1.58)
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.21)       (.26)       (.28)       (.33)       (.20)
 Net realized gains........................................        (.01)       (.69)       (.30)       (.01)      (1.07)
                                                               --------------------------------------------------------
Total distributions........................................        (.22)       (.95)       (.58)       (.34)      (1.27)
                                                               --------------------------------------------------------
Net asset value, end of year...............................       $9.83       $6.30      $17.32      $13.39      $12.07
                                                               ========================================================
Total Return
 Based on market value per share...........................      82.81%    (61.83)%      14.97%      11.75%    (29.58)%
 Based on net asset value per share........................      61.12%    (59.73)%      35.33%      14.44%    (11.13)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $189,994    $121,697    $353,049    $272,996    $245,982
Ratios to average net assets:
 Expenses..................................................       1.69%       1.68%       1.65%       1.65%       1.65%
 Net investment income.....................................       1.20%       2.88%       1.55%       2.14%       2.77%
Portfolio turnover rate....................................      83.88%      34.75%      19.51%      14.47%       3.01%

+Based on average weighted shares outstanding.
                       See Notes to Financial Statements.


 12


PAGE

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 92.8%
APPLIANCES & HOUSEHOLD DURABLES .3%
Konka Group Co. Ltd., B.....................................        China           1,001,320     $    671,832
                                                                                                  ------------
BANKING 8.9%
*Bangkok Bank Public Co. Ltd., fgn. ........................       Thailand            26,000           66,093
HSBC Holdings PLC...........................................      Hong Kong           946,513       11,732,146
Overseas Chinese Banking Corp. Ltd., fgn. ..................      Singapore           238,000        1,667,399
*Philippine National Bank...................................     Philippines          373,000        1,231,582
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand           392,500          562,834
*Thai Farmers Bank Public Co. Ltd., rts., 9/17/99...........       Thailand           392,500          358,167
United Overseas Bank Ltd., fgn. ............................      Singapore           177,000        1,313,602
                                                                                                  ------------
                                                                                                    16,931,823
                                                                                                  ------------
BEVERAGES & TOBACCO 2.1%
Asia Pacific Breweries Ltd. ................................      Singapore            94,900          264,816
Fraser and Neave Ltd. ......................................      Singapore           463,000        1,759,307
*Tsingtao Brewey Co. Ltd., H................................        China           5,833,000        1,915,501
                                                                                                  ------------
                                                                                                     3,939,624
                                                                                                  ------------
BUILDING MATERIALS & COMPONENTS .1%
*Siam Cement Public Co. Ltd., fgn. .........................       Thailand             4,000          103,455
                                                                                                  ------------
CONSTRUCTION & HOUSING .8%
Hopewell Holdings Ltd. .....................................      Hong Kong         2,307,000        1,604,322
                                                                                                  ------------
ELECTRICAL & ELECTRONICS 1.2%
*D-Link Corp. ..............................................        Taiwan            853,000        1,727,832
GP Batteries International Ltd. ............................      Singapore            37,000           64,365
*Silicon Integrated Systems Corp. ..........................        Taiwan            112,000          480,113
                                                                                                  ------------
                                                                                                     2,272,310
                                                                                                  ------------
ENERGY SOURCES 1.5%
*CNPC Hong Kong Ltd. .......................................      Hong Kong        18,340,000        2,857,820
                                                                                                  ------------
FINANCIAL SERVICES 1.0%
HKCB Bank Holding Company Ltd. .............................      Hong Kong         4,819,000        1,799,721
                                                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS .6%
Shanghai New Asia Group Co. Ltd., B.........................        China             332,296           61,807
UNI-President Enterprises Corp. ............................        Taiwan          1,563,000        1,089,695
                                                                                                  ------------
                                                                                                     1,151,502
                                                                                                  ------------
LEISURE & TOURISM 5.5%
CDL Hotels International Ltd. ..............................      Hong Kong         1,053,820          379,992
Hong Kong & Shanghai Hotels Ltd. ...........................      Hong Kong         7,400,000        5,860,801
*Shangri-La Asia Ltd. ......................................      Hong Kong         3,777,000        4,280,355
                                                                                                  ------------
                                                                                                    10,521,148
                                                                                                  ------------

                                                                              13

PAGE
TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MERCHANDISING 6.7%
Dairy Farm International Holdings Ltd. .....................      Hong Kong        12,879,594     $ 12,815,196
                                                                                                  ------------
METALS .3%
China Steel Corporation.....................................        Taiwan            653,000          508,578
                                                                                                  ------------
MULTI-INDUSTRY 31.3%
Beijing Datang Power Generation Co. Ltd., H.................        China          20,822,000        5,564,046
Cheung Kong Holdings Ltd. ..................................      Hong Kong         1,177,000       10,231,290
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong         1,864,000        3,756,734
China Resources Enterprises Ltd. ...........................        China           4,264,000        7,001,281
Citic Pacific Ltd. .........................................      Hong Kong         3,847,000       11,964,360
Hutchison Whampoa Ltd. .....................................      Hong Kong           310,000        3,024,088
Jardine Matheson Holdings Ltd. .............................      Hong Kong         1,927,975        9,215,721
Jardine Strategic Holdings Ltd. ............................      Hong Kong         2,366,000        5,441,800
Sembcorp Industries Ltd. ...................................      Singapore           216,534          287,975
Wheelock and Company Ltd. ..................................      Hong Kong         2,341,140        3,045,081
                                                                                                  ------------
                                                                                                    59,532,376
                                                                                                  ------------
REAL ESTATE 15.6%
China Overseas Land & Investment Ltd. ......................      Hong Kong        44,711,000        5,354,852
China Vanke Co. Ltd., B.....................................        China             366,530          165,207
Hang Lung Development Co. Ltd. .............................      Hong Kong         7,575,000        8,730,836
Henderson China Holdings Limited............................      Hong Kong         5,007,500        2,676,204
Hong Kong Land Holdings Ltd. ...............................      Hong Kong         3,046,000        4,508,080
New World Development Co. Ltd. .............................      Hong Kong         1,838,898        4,428,426
Sun Hung Kai Properties Ltd. ...............................      Hong Kong           373,465        3,198,318
United Industrial Corporation Ltd. .........................      Singapore           253,000          144,953
United Overseas Land Ltd. ..................................      Singapore           410,000          382,177
*United Overseas Land Ltd., wts., 7/31/04...................      Singapore           103,000           38,526
                                                                                                  ------------
                                                                                                    29,627,579
                                                                                                  ------------
TELECOMMUNICATIONS 12.7%
*China Telecommunications Ltd. .............................        China           6,392,000       19,879,436
Philippine Long Distance Telephone Co., ADR.................     Philippines          176,200        4,173,737
                                                                                                  ------------
                                                                                                    24,053,173
                                                                                                  ------------
TRANSPORTATION 2.7%
Cross Harbour Tunnel Co. Ltd. ..............................      Hong Kong         1,341,000        1,139,785
Guangshen Railway Co. Ltd., H...............................        China           9,772,000        1,258,443
Keppel Corp., Ltd. .........................................      Singapore           613,000        1,983,524
*Shanghai Dazhong Taxi Shareholding Co. Ltd., B.............        China           1,629,750          661,679
                                                                                                  ------------
                                                                                                     5,043,431
                                                                                                  ------------

 14


PAGE
TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS 1.5%
Hong Kong Electric Holdings Ltd. ...........................      Hong Kong           295,955     $    973,793
Shandong Huaneng Power Development Co. Ltd., ADR............        China             437,800        1,915,375
                                                                                                  ------------
                                                                                                     2,889,168
                                                                                                  ------------
TOTAL COMMON STOCKS (COST $155,770,793).....................                                       176,323,058
                                                                                                  ------------
PREFERRED STOCKS (COST $1,373,544) .7%
Siam Commercial Bank, 5.25%, cvt. pfd., 144A, fgn. .........       Thailand         1,216,000        1,379,116
                                                                                                  ------------

                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                   --------
SHORT TERM INVESTMENTS (COST $7,189,379) 3.8%
U.S. Treasury Bills, 4.48% to 4.87% with maturities to
  2/24/00...................................................    United States     $ 7,288,000        7,189,637
                                                                                                  ------------
TOTAL INVESTMENTS (COST $164,333,716) 97.3%.................                                       184,891,811
OTHER ASSETS, LESS LIABILITIES 2.7%.........................                                         5,101,760
                                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                                      $189,993,571
                                                                                                  ============

*Non-income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.
                                                                              15


PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999

Assets:
 Investments in securities, at value (cost $164,333,716)....    $ 184,891,811
 Cash.......................................................        2,979,995
 Receivables:
  Investment securities sold................................        2,631,543
  Dividends and interest....................................           77,075
                                                                -------------
      Total assets..........................................      190,580,424
                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased...........................          233,606
  To affiliates.............................................          233,376
 Accrued expenses...........................................          119,871
                                                                -------------
      Total liabilities.....................................          586,853
                                                                -------------
Net assets, at value........................................    $ 189,993,571
                                                                =============
Net assets consist of:
 Undistributed net investment income........................    $   1,225,801
 Net unrealized appreciation................................       20,559,276
 Accumulated net realized loss..............................     (109,564,902)
 Capital shares.............................................      277,773,396
                                                                -------------
Net assets, at value........................................    $ 189,993,571
                                                                =============
Net asset value per share ($189,993,571 / 19,319,572 shares
  outstanding)..............................................            $9.83
                                                                =============

                       See Notes to Financial Statements.

 16


PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999

Investment Income:
 (net of foreign taxes of $4,459)
 Dividends..................................................    $  3,869,690
 Interest...................................................         867,947
                                                                ------------
      Total investment income...............................                    $  4,737,637
Expenses:
 Management fees (Note 3)...................................       2,049,999
 Administrative fees (Note 3)...............................         409,999
 Transfer agent fees........................................          71,850
 Custodian fees.............................................          51,810
 Reports to shareholders....................................          61,642
 Registration and filing fees...............................          26,233
 Professional fees..........................................          61,611
 Directors' fees and expenses...............................          29,703
 Other......................................................          10,040
                                                                ------------
      Total expenses........................................                       2,772,887
                                                                                ------------
            Net investment income...........................                       1,964,750
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (57,535,026)
  Foreign currency transactions (net of foreign taxes of
    $56,421)................................................         (78,963)
                                                                ------------
      Net realized loss.....................................                     (57,613,989)
 Net unrealized appreciation on:
  Investments...............................................     128,291,050
  Translation of assets and liabilities denominated in
    foreign currencies......................................           1,193
                                                                ------------
      Net unrealized appreciation...........................                     128,292,243
                                                                                ------------
Net realized and unrealized gain............................                      70,678,254
                                                                                ------------
Net increase in net assets resulting from operations........                    $ 72,643,004
                                                                                ============

                       See Notes to Financial Statements.
                                                                              17


PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

                                                                    1999               1998
                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  1,964,750       $   5,962,208
  Net realized loss from investments and foreign currency
   transactions.............................................     (57,613,989)        (50,553,425)
  Net unrealized appreciation (depreciation) on investments
   and translation
   of assets and liabilities denominated in foreign
   currencies...............................................     128,292,243        (159,455,789)
                                                                --------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      72,643,004        (204,047,006)

 Distributions to shareholders from:
  Net investment income.....................................      (4,057,110)         (5,299,780)
  Net realized gains........................................        (289,794)        (14,064,803)

 Capital share transactions (Note 2)........................              --          (7,940,335)
                                                                --------------------------------
    Net increase (decrease) in net assets...................      68,296,100        (231,351,924)
Net assets:
 Beginning of year..........................................     121,697,471         353,049,395
                                                                --------------------------------
 End of year................................................    $189,993,571       $ 121,697,471
                                                                ================================

Undistributed net investment income included in net assets:
 End of year................................................    $  1,225,801       $   3,776,668
                                                                ================================

                       See Notes to Financial Statements.
 18


PAGE

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "China companies." The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of August 31, 1999, the Fund has cash with a value of approximately $1.3 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

                                                                              19


PAGE
TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 2 million shares of the Fund's Common Stock.

At August 31, 1999, there were 100 million shares authorized ($0.01 par value). During the year ended August 31, 1999 there were no capital share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. For the year ended August 31, 1998 1,064,199 shares were repurchased for $7,940,335 from reinvested distributions. Total shares repurchased under the repurchase program are 1,064,199 for $7,940,335, which were all repurchased during the year ended August 31, 1998.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management, Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services.

 20


PAGE
TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES

At August 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $164,868,110 was as follows:

Unrealized appreciation.....................................  $ 34,222,825
Unrealized depreciation.....................................   (14,199,124)
                                                              ------------
Net unrealized appreciation.................................  $ 20,023,701
                                                              ============

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31 on the sale of securities.

At August 31, 1999, the Fund had tax basis capital losses of $68,000,000 which may be carried over to offset future capital gains. Such losses expire August 31, 2007.

At August 31, 1999, the Fund had deferred capital losses occurring subsequent to October 31, 1998 of $41,000,000. For tax purposes, such losses will be reflected in the year ending August 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1999 aggregated $138,687,982 and $121,930,216, respectively.

                                                                              21


PAGE

TEMPLETON CHINA WORLD FUND, INC.
INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton China World Fund, Inc. (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended August 31, 1998, including financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 30, 1999

 22


PAGE

TEMPLETON CHINA WORLD FUND, INC.
Annual Meeting of Shareholders, February 16, 1999

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on February 16, 1999. The purpose of the meeting was to elect six Directors of the Fund; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending August 31, 1999; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday and Constantine D. Tseretopoulos.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of six (6) Directors:

                                                                                 % OF                           % OF
                                                                              OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2001:                          FOR            SHARES         WITHHELD        SHARES
------------------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos................................  13,830,555        71.59%         393,308          2.03%
TERM EXPIRING 2002:
--------------
Harris J. Ashton............................................  13,843,569        71.65%         380,294          1.97%
Nicholas F. Brady...........................................  13,859,572        71.74%         364,291          1.88%
Frank J. Crothers...........................................  13,838,415        71.63%         385,448          1.99%
S. Joseph Fortunato.........................................  13,841,763        71.64%         382,100          1.98%
Edith E. Holiday............................................  13,845,336        71.66%         378,527          1.96%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors of the Fund for the fiscal year ending August 31, 1999:

               % OF                    % OF                    % OF                      % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
-------------------------------------------------------------------------------------------------
13,812,570..   71.49%     141,556      0.73%      269,734      1.40%        3            0.00%

*John Wm. Galbraith, Andrew H. Hines, Jr., Charles B. Johnson, Charles E. Johnson, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              23


PAGE

TEMPLETON CHINA WORLD FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton China World Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 24


PAGE

TEMPLETON CHINA WORLD FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton China World Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TCH." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value may be obtained when available on a one business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS") on a one business day delay basis.

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton China World Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              25


PAGE

TEMPLETON CHINA WORLD FUND, INC.
CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the August 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On August 31, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

 26


PAGE

                      This page intentionally left blank.


PAGE

                      This page intentionally left blank.


PAGE


ANNUAL REPORT

TEMPLETON CHINA WORLD FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTCH A99 10/99                              [LOGO]   Printed on recycled paper